EUCLID MARKET NEUTRAL FUND
                         Supplement dated March 1, 1999
                    to the Prospectus dated November 30, 1998

The prospectus is changed as follows:

1. Name change: "Euclid Mutual Funds" is changed to "Phoenix-Euclid Funds"

The name of the Fund is changed as follows:

From                                        To
-----                                       --
Euclid Market Neutral Fund          Phoenix-Euclid Market Neutral Fund

2. On page 2, under the caption SOME THINGS YOU SHOULD KNOW ABOUT EUCLID MARKET NEUTRAL FUND, in the fourth section replace Zweig Securities Corp. with "Phoenix Equity Planning Corporation" ("PEPCO").

3. On page 5, under the caption THE PORTFOLIO MANAGER, in the second sentence, delete Zweig Series Trust and add "Phoenix-Zweig Trust"

4. On page 15 under the caption THE DISTRIBUTOR replace the first sentence with the following language: "Phoenix Equity Planning Corporation ("PEPCO") serves as the principal distributor of shares of the Phoenix-Euclid Market Neutral Fund."

5. On page 15, under the caption THE MANAGER AND MANAGEMENT FEE, replace the first sentence with " Euclid Advisors LLC, a wholly owned subsidiary of Zweig/Glaser Advisers, which is a wholly owned subsidiary of Zweig/Glaser Advisers LLC, a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("Phoenix"), a 60-percent owned subsidiary of Phoenix Home Life Mutual Insurance Company, manages the investments of the Fund from its offices in New York City." Delete the second, fourth and fifth paragraphs.